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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                        Date of Report - APRIL 19, 2000



                       GEORGIA BANK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
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
         GEORGIA                        0-24172                58-2005097
(State or other jurisdiction        (Commission File        (I.R.S. Employer
    of incorporation)                   Number)            Identification No.)

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       3530 WHEELER ROAD, AUGUSTA, GEORGIA                        30909
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (706) 738-6990


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Item 5.  Other Events

         On April 19, 2000, the Board of Directors of Georgia Bank Financial Corporation, announced the commencement of a stock repurchase program pursuant to which it will, from time-to-time, repurchase up to 100,000 shares of its outstanding common stock. The Company may repurchase these shares in privately negotiated transactions or in the open market.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.  Not Applicable.

         (b)  Pro Forma Financial Information.  Not Applicable.

         (c)  Exhibits.

         99.1.  Press release dated April 20, 2000......................Page 4

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 25, 2000          GEORGIA BANK FINANCIAL CORPORATION



                                By: /s/ Ronald L. Thigpen
                                    -------------------------
                                    Ronald L. Thigpen
                                    Executive Vice President, Chief Financial
                                    Officer (Duly Authorized Officer of
                                    Registrant and Principal Financial Officer)



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                                 EXHIBIT INDEX


                                                                            Page
Press release dated April 20, 2000.......................................    4



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